UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

EUROPEAN WAX CENTER, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40714	86-3150064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, 3rd Floor
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 264-8123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EWCZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2024, the Company announced that Andrea Wasserman departed from her position as Chief Commercial Officer of the Company, effective September 16, 2024.

In connection with Ms. Wasserman’s departure from the Company as Chief Commercial Officer, Ms. Wasserman and EWC Ventures, LLC, a wholly-owned subsidiary of the Company, entered into a separation agreement (the “Separation Agreement”), dated September 16, 2024 (the “Separation Date”). Under the Separation Agreement, Ms. Wasserman agreed to a general release of claims in favor of EWC Ventures, LLC and its affiliates in exchange for certain payments and benefits provided under Section 2.2(a) the Company’s Change in Control and Severance Plan, namely: (i) continued payment of her current base salary for 12 months following the Separation Date; (ii) a pro rata amount (based on number of days employed in fiscal year 2024) of the annual incentive bonus, if any, that is earned for fiscal year 2024 as determined by the Compensation Committee of the Board, to be paid in a lump sum at the time annual bonuses for fiscal year 2024 are otherwise normally paid; and (iii) subject to her election of COBRA coverage, payment of a monthly amount equal to the monthly health premiums for such coverage paid by the Company on behalf of Ms. Wasserman and her eligible dependents immediately prior to the date of termination for up to 12 months following the Separation Date, in each case subject to her compliance with the terms and conditions of the Separation Agreement.

The foregoing description of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, which is incorporated into this Item 5.02 by reference to Exhibit 10.1 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Separation Agreement, dated as of September 16, 2024, by and among EWC Ventures LLC and Andrea Wasserman
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROPEAN WAX CENTER, INC.

Date:	September 19, 2024	By:	/s/ GAVIN M. O'CONNOR
Name: Gavin M. O'Connor Title: Chief Administrative Officer, General Counsel and Corporate Secretary